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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 9, 2002

wwbroadcast.net inc.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-41516 (Commission File No.)	98-0226032 (IRS Employer ID)

885 West Georgia Street
Suite 2200
Vancouver, British Columbia
Canada V6C 3E8
(Address of principal executive offices and Zip Code)

(604) 687-9931
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company is recommencing its streaming media internet business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 9, 2002

WWBROADCAST.NET INC.
BY:	/s/ David De Witt
David De Witt, President